EXHIBIT A

                           JOINT FILING AGREEMENT

           In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other of a statement on Schedule 13D (including all amendments thereto) (the "Statement") with respect to the common stock, par value $.01 per share, of Hayes Lemmerz International, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an exhibit to such Statement. In evidence whereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of this 12th day of January, 2000.

JOSEPH LITTLEJOHN & LEVY FUND II L.P.

By: JLL Associates II, L.P., its General Partner

By:  /s/ Paul S. Levy
     --------------------------------------------
     Name:
     Title:


JLL ASSOCIATES II,  L.P.

By:  /s/ Paul S. Levy
     --------------------------------------------
     Name:
     Title:


/s/ David Ying
-------------------------------------------------
David Ying


/s/ Paul S. Levy
--------------------------------------------------
Paul S. Levy


TSG CAPITAL FUND II, L.P.

By: TSG Associates II, L.P., its General Partner

By: TSG Associates II, Inc., its General Partner

By:  /s/ Cleveland A. Christophe
     ---------------------------------------------
     Name:  Cleveland A. Christophe
     Title: President


TSG ASSOCIATES II, L.P.

By:   TSG Associates II, Inc., its General Partner

By:   /s/ Cleveland A. Christophe
      --------------------------------------------
      Name:  Cleveland A. Christophe
      Title: President


TSG ASSOCIATES II, INC.

By: /s/ Cleveland A. Christophe
    ----------------------------------------------
    Name:  Cleveland A. Christophe
    Title: President


  /s/ Cleveland A. Christophe
--------------------------------------------------
Cleveland A. Christophe


 /s/ Mark D. Inglis
-------------------------------------------------
Mark D. Inglis


 /s/  Darryl B. Thompson
--------------------------------------------------
Darryl B. Thompson


CIBC WG ARGOSY MERCHANT FUND 2, L.L.C.

By:  /s/ Jay Bloom
     ----------------------------------------------
      Name:
      Title:


CIBC OPPENHEIMER CORP.

By: /s/ Michael Capatides
    ------------------------------------------------
      Name:
      Title: